EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-89952) of Juniper Group, Inc. of our report dated March 30, 1999, appearing on page F-2 of this Form 10-KSB.






                                                  Goldstein & Ganz, CPA's, P.C.




Great Neck, New York
March 30, 1999